UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2012

PETROQUEST ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32681	72-1440714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana 70508

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (337) 232-7028

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2012, the Compensation Committee of the Board of Directors of PetroQuest Energy, Inc., a Delaware corporation (the “Company”), approved base salary adjustments for the following named executive officers, effective January 1, 2012:

	September 30,	September 30,
Officer	Prior Salary	Current Salary
Charles T. Goodson	$500,000	$600,000
W. Todd Zehnder	$375,000	$400,000
J. Bond Clement	$305,000	$325,000
Daniel G. Fournerat	$338,000	$370,000
Mark K. Stover	$338,000	$355,000

The base salary adjustments are consistent with the Company’s practice of awarding merit increases based on individual performance, changes in functions and responsibilities, if any, competitive salaries and peer comparisons and relative positions within the Company, in addition to other factors.

[Signature page follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2012

PETROQUEST ENERGY, INC.

By:	/s/ Daniel G. Fournerat
Daniel G. Fournerat Executive Vice President, General Counsel, Chief Administrative Officer and Secretary